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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 6, 2005
                                                 -------------------------------


                               CAMBREX CORPORATION
             (Exact name of Registrant as specified in its charter)


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
      DELAWARE                                  1-10638                   22-2476135
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(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification No.)
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      ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                   07073
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:       (201) 804-3000
                                                   -----------------------------




Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                  JUNE 6, 2005

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
SECTION 1.01      ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Director Compensation

Cambrex Corporation is reporting under Item 1.01 that on June 2, 2005, based on a recommendation of the Compensation Committee of the Board of Directors of Cambrex Corporation (the "Company"), the Board of Directors of the Company approved the following new Director Compensation program:

1.      Cash Compensation

        a. Effective as of January 1, 2005, all retainer and meeting fees will be paid in cash.

        b. Effective as of July 1, 2005, the Company will pay each non-employee director of the Company, an Annual Retainer fee of $26,000. The additional Annual Retainer fee of $5000 for the Chairman of the Audit Committee approved by the Board on January 21, 2004 remains effective.

        c. Effective as of July 1, 2005, the Company will pay each non-employee director of the Company, $1000 for each telephonic Board and Committee meeting, except that the Chairmen of the Compensation, Audit, Regulatory Affairs and Governance Committees will each receive $1,500 for each telephonic Committee meeting chaired.

        d. Effective as of July 1, 2005, the Company will pay each non-employee director of the Company, $1500 for each in-person Board and Committee meeting attended, except that the Chairmen of the Compensation, Audit, Regulatory Affairs and Governance Committees will receive $2,000 for each in-person Committee meeting chaired and the chairman and the lead director shall each receive $2000 for each Board meeting attended.

        Directors will also receive reimbursement for expenses incurred in connection with meeting attendance.

        Employees of the Company who are also directors will not receive any separate fees for acting as directors.

        Outside directors may defer receipt of Board fees under the Non-Employee Directors' Deferred Compensation Plan, which was approved by the Board in 1995.
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2.      Equity Compensation

        The following equity compensation remains effective:

        (i) each new, non-employee director is awarded an option to purchase 2,000 shares of the Company's Common Stock upon election as a director.

        (ii) each non-employee director receives a grant of options to purchase 2,000 shares of Common Stock at the first meeting of the Board of Directors following each Annual Meeting of Stockholders of the Company.

      Such options shall have a per share exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options granted to non-employee directors shall be non-qualified options with a seven-year term. Each option will become exercisable six months after the date of grant, subject to acceleration upon a change in control.

        In 1995 the Board adopted a policy that each director, within three years after joining the Board, shall have acquired an amount of Company Common Stock equal in value to the annual Board retainer. This policy remains effective.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99.1  Director Compensation Summary
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                    CAMBREX CORPORATION


Date:   June 6, 2005                By:    /s/ Peter E. Thauer
      ----------------                     -------------------------------
                                    Name:  Peter E. Thauer
                                    Title: Senior Vice President, General
                                           Counsel and Corporate Secretary